FLEXIBLE PREMIUM VARIABLE ANNUITY - D

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated June 1, 2010

to the

Prospectus dated May 1, 2007

On or about June 1, 2010 (“merger date”), the following funds will merge into the empty “shell funds” listed.

Current Fund	Acquiring Fund
The Universal Institutional Funds, Inc. Equity and Income Portfolio	Invesco Van Kampen V.I. Equity and Income Fund
Van Kampen Life Investment Trust Comstock Portfolio	Invesco Van Kampen V.I. Comstock Fund
Van Kampen Life Investment Trust Mid Cap Growth Portfolio	Invesco Van Kampen V.I. Mid Cap Growth Fund

This merger will not involve any change in the funds’ management, investment objective or policies because the surviving funds are empty “shell funds”.

Because of this merger, the following subaccounts (the “Subaccounts”) will be renamed:

Current Subaccount Name	New Subaccount Name (the “Subaccounts”)
The Universal Institutional Funds, Inc. Equity and Income Portfolio	Invesco Van Kampen V.I. Equity and Income Fund
Van Kampen Life Investment Trust Comstock Portfolio	Invesco Van Kampen V.I. Comstock Fund
Van Kampen Life Investment Trust Mid Cap Growth Portfolio	Invesco Van Kampen V.I. Mid Cap Growth Fund

No action is necessary on your part if you want to remain invested in the Subaccounts. If you do not wish to remain allocated to the Subaccounts, you may generally transfer your policy value allocated in these Subaccounts to any other subaccount listed in your Prospectus. However, please note that there may be negative consequences and you may lose certain benefits if your transfer or updated investment allocation violates any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging, asset rebalancing or guaranteed withdrawal benefits).

If you reallocate your policy value to another subaccount from the Subaccounts, you will not be charged for the transfer from that Subaccount to another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.